Leases	6 Months Ended
Sep. 30, 2021
Leases [Abstract]
Leases
8. Leases:
Nomura as lessor
Nomura leases office buildings and aircrafts in Japan and overseas either as head lessor or through subleases. These leases and subleases are primarily classified as operating leases. The related assets are stated at cost, net of accumulated depreciation, except for land, which is stated at cost in the consolidated balance sheets and reported within
Other assets—Office buildings, land, equipment and facilities.
The following table presents the types of assets which Nomura leases under operating leases as of March 31, 2021 and September 30, 2021.

	Millions of yen
	March 31, 2021			September 30, 2021
	Cost	Accumulated depreciation	Net carrying amount	Cost	Accumulated depreciation	Net carrying amount
Real estate (1)	¥354	¥(288)	¥66	¥354	¥(290)	¥64
Aircraft	39,736	(1,382)	38,354	58,622	(2,340)	56,282

Total	¥40,090	¥(1,670)	¥38,420	¥58,976	¥(2,630)	¥56,346

(1)	Cost, accumulated depreciation and net carrying amounts include amounts relating to real estate utilized by Nomura.
Nomura recognized lease income of ¥726 million and ¥401 million for the six and three months ended September 30, 2020, respectively, and ¥1,927 million and ¥1,090 million for the six and three months ended September 30, 2021, respectively. These are included in the consolidated statements of income within
Revenue—Other.
The following table presents an analysis of future undiscounted lease payments to be received in connection with noncancellable operating leases entered into by Nomura as lessor over the remaining lease term as of September 30, 2021. Amounts in connection with finance leases were not significant.

Millions of yen
September 30, 2021
Minimum lease payments to be received
Years of receipt
Less than 1 year	¥4,411
1 to 2 years	4,352
2 to 3 years	4,352
3 to 4 years	4,352
4 to 5 years	4,352
More than 5 years	27,161

Total	¥48,980